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                                                                     EXHIBIT 4.1


                       [FRONT SIDE OF STOCK CERTIFICATE]

 COMMON STOCK                                                    COMMON STOCK
PAR VALUE $.01                                                  PAR VALUE $.01

INCORPORATED UNDER THE LAWS                                      CUSIP 299761
OF THE STATE OF DELAWARE                                       SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                          EVEREN CAPITAL CORPORATION
    THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR IN CHICAGO

This Certifies that


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

EVEREN Capital Corporation transferable on the books of the Corporation by the holder hereof in pension or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued by the Corporation and accepted by the holder subject to all the provisions of the Certificate of Incorporation and of all certificates and instruments amendatory or supplementary thereto, to all of which the holder by the acceptance of this certificate assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, said Corporation has caused this certificate to be signed by facsimile by its duly authorized officers and its corporate seal to be affixed hereto in facsimile.

Dated:

Countersigned and Registered:                                  Signature
       HARRIS Trust and Savings BANK                       CHAIRMAN OF THE BOARD
             (Chicago)                               AND CHIEF EXECUTIVE OFFICER
                         Transfer Agent
                         and Registrar,

By                                                             Signature

                        Authorized Signature.                          SECRETARY


                                            [CORPORATE SEAL]
                                                             -------------------


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                          EVEREN CAPITAL CORPORATION

     EVEREN CAPITAL CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     SUCH REQUEST SHOULD BE SENT TO THE SECRETARY OF THE CORPORATION AT ITS HOME OFFICE, OR TO ITS TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between EVEREN CAPITAL CORPORATION and
                   , dated as of            , 1996 as the same may be amended
from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of EVEREN CAPITAL CORPORATION. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. EVEREN CAPITAL CORPORATION will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common     UNIF GIFT MIN ACT-______Custodian_______
                                                          (Cust)         (Minor)
     TEN ENT - as tenants by the entireties        under Uniform Gifts to Minors
                                                   Act
     JT TEN  - as joint tenants with right            --------------------------
               of survivorship and not as                      (State)
               tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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shares of stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW
                              --------------------------------------------------

                              --------------------------------------------------
                              ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.



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      AMERICAN BANKNOTE COMPANY            PRODUCTION COORDINATOR PAT STOVER
         680 BLAIR MILL ROAD                         215-830-2103
          HORSHAM, PA  19044                    PROOF OF AUGUST 6, 1996
             215-657-3480                     EVEREN CAPITAL CORPORATION
                                                    H44717lot2patch

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      SALES PERSON - P. SHEERIN          Opr.       Ir                NEW
            1-800-261-9196
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